UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) : July 13, 2004

                             National Beverage Corp.
             (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                       1-14170                   59-2605822
-------------------------     --------------------------    --------------------
(State of incorporation)       (Commission File Number)         (IRS Employer
                                                             Identification No.)


                           One North University Drive
                         Fort Lauderdale, Florida 33324
         --------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (954) 581-0922
                                ----------------
              (Registrant's telephone number, including area code)


================================================================================

Item 5. Other Events

     On July 13, 2004, National Beverage Corp. issued a press release reporting introduction of a new energy drink. A copy of the press release is filed as
Exhibit 99.1 and is incorporated by reference herein.


Information Item 7. Financial Statements and Exhibits

Exhibit 99.1    Press release issued by National Beverage Corp. dated July 13,
                2004.

SIGNATURE
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                    National Beverage Corp.
                                                    -----------------------
                                                          (Registrant)


Date:  July 13, 2004                                By: /s/ Dean A. McCoy
                                                        ------------------------
                                                        Senior Vice President -
                                                        Chief Accounting Officer



EXHIBIT INDEX
-------------

99.1     Press release issued July 13, 2004